Exhibit 10.3.3

ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

          THIS ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into this 20th day of September, 2007, by and among FLANDERS CORPORATION, a North Carolina corporation (“Flanders”), FLANDERS/PRECISIONAIRE CORP., a North Carolina corporation (“Flanders/Precisionaire”), FLANDERS FILTERS, INC., a North Carolina corporation (“Filters”), FLANDERS/CSC CORPORATION, a North Carolina corporation (“CSC”), PRECISIONAIRE, INC., a Florida corporation (“Precisionaire”), PRECISIONAIRE OF UTAH, INC., a Utah corporation (“Utah”), ECO-AIR PRODUCTS, INC., a California corporation (“Eco-Air”), AIR SEAL FILTER HOUSINGS, INC., a Texas corporation (“Air Seal”), and FLANDERS REALTY CORP., a North Carolina corporation (“Flanders Realty”; Flanders, Flanders/Precisionaire, Filters, CSC, Precisionaire, Utah, Eco-Air, Air Seal and Flanders Realty are herein referred to collectively as “Borrowers” and each individually as a “Borrower”), each with its chief executive office and principal place of business at 2399 26th Avenue North, St. Petersburg, Florida 33734, and BANK OF AMERICA, N.A., a national banking association (together with its successors and assigns, “Lender”) with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339.

Recitals:

          Lender and Borrowers are parties to a certain Loan and Security Agreement dated October 18, 2002 (as at any time amended, restated, modified or otherwise supplemented, the “Loan Agreement”), pursuant to which Lender has made certain revolving credit and term loans to Borrowers.

          Events of Default under (and as defined in) the Loan Agreement have occurred, and Borrowers have requested a waiver of such Events of Default.

          The parties also desire to amend the Loan Agreement as hereinafter set forth.

          NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. Definitions. Each capitalized term used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such term in the Loan Agreement.

          2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

                    (a) By deleting Section 9.3.1 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

          9.3.1 Consolidated Fixed Charge Coverage Ratio. Maintain a Consolidated Fixed Charge Coverage Ratio of not less than 1.25 to 1.0, to be tested monthly as of the last day of each month (i) for the period from October 1, 2007, through August 31, 2008, as of the last day of each month during such period on a cumulative basis for the period to-date since October 1, 2007, and (ii) for each month after August 31, 2008, as of the last day of each month based upon the immediately preceding twelve month period.

                    (b) By deleting Section 9.3.2 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

          9.3.2 Consolidated Total Funded Debt to Consolidated EBITDA. Maintain a ratio of Consolidated Total Funded Debt to Consolidated EBITDA of not more than the ratio shown below for the period corresponding thereto, to be tested monthly, as of the last day of each month set forth below. For purposes of this Section 9.3.2, Consolidated Total Funded Debt to Consolidated EBITDA shall be, as of any date of determination, the ratio of Consolidated Total Funded Debt on such date to, (i) for the period from October 1, 2007, through August 31, 2008, as of the last day of each month during such period, Consolidated EBITDA for the period to-date since October 1, 2007, multiplied by (a) twelve, and divided by (b) the number of months included in such period to-date, and (ii) for each month after August 31, 2008, as of the last day of each month, Consolidated EBITDA for the immediately preceding twelve month period.

Period End Date	Ratio

October 31, 2007	4.00 to 1.0

November 30, 2007	4.00 to 1.0

December 31, 2007	4.00 to 1.0

January 31, 2008	3.75 to 1.0

February 29, 2008	3.75 to 1.0

March 31, 2008	3.75 to 1.0

April 30, 2008	3.50 to 1.0

May 31, 2008	3.50 to 1.0

June 30, 2008	3.50 to 1.0

July 31, 2008	3.25 to 1.0

August 31, 2008	3.25 to 1.0

September 30, 2008	3.25 to 1.0

October 31, 2008, and the last day of each month thereafter	3.00 to 1.0

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                    (c) By deleting the definition of “Revolver Commitment” set forth in Annex A to the Loan Agreement in its entirety and by substituting in lieu thereof the following:

          Revolver Commitment - the commitment of Lender to make Revolver Loans to Borrowers in accordance with the provisions of Section 1.1 of the Agreement, not to exceed $36,000,000 (unless otherwise agreed to by Lender in its sole and absolute discretion).

          3. Limited Waiver of Default. Events of Default have occurred and currently exist under the Loan Agreement as a result of Borrowers’ breach of Sections 9.3.1 and 9.3.2 of the Loan Agreement (the “Designated Defaults”). The Designated Defaults exist because of (i) Borrowers’ failure to comply with the covenant regarding Consolidated Fixed Charge Coverage Ratio set forth in Section 9.3.1 of the Loan Agreement for the period ending June 30, 2007, and (ii) Borrowers’ failure to comply with the covenant regarding Consolidated Total Funded Debt to Consolidated EBITDA set forth in Section 9.3.2 of the Loan Agreement for the periods ending May 31, 2007, and June 30, 2007. Borrowers represent and warrant that, other than the Designated Defaults, no Default or Event of Default exists under the Loan Agreement and the other Loan Documents as of the date hereof. Lender hereby waives the Designated Defaults in existence on the date hereof. In no event shall such waiver be deemed to constitute a waiver of (a) any Default or Event of Default other than the Designated Defaults in existence on the date of this Amendment, or (b) each Borrower’s obligation to comply with all of the terms and conditions of the Loan Agreement and the other Loan Documents from and after the date hereof. Notwithstanding any prior, temporary mutual disregard of the terms of any contracts between the parties, each Borrower hereby agrees that it shall be required strictly to comply with all of the terms of the Loan Documents on and after the date hereof.

          4. Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Loan Documents.

          5. Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); the security interests and liens granted by such Borrower in favor of Lender are duly perfected, first priority security interests and liens; and the unpaid principal amount of the Loans on and as of September 19, 2007, totaled $32,481,938.31.

          6. Representations and Warranties. Each Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof other than the Designated Defaults; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof.

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          7. Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

          8. Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

          9. Amendment Fee; Expenses of Lender. In consideration of Lender’s willingness to enter into this Amendment and waive the Designated Defaults as set forth herein, Borrowers agree to pay to Lender an amendment fee in the amount of $5,000 in immediately available funds on the date hereof. Additionally, Borrowers agree to pay, on demand, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

          10. Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

          11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          12. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

          13. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or by portable document format via electronic mail shall be deemed to be an original signature hereto.

          14. Further Assurances. Each Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

          15. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

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          16. Release of Claims. To induce Lender to enter into this Amendment, each Borrower hereby releases, acquits and forever discharges Lender, and all officers, directors, agents, employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Lender arising under or in connection with any of the Loan Documents or otherwise. Each Borrower represents and warrants to Lender that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Lender.

          17. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

[Remainder of page intentionally left blank; signatures commence on following page.]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BORROWERS:

FLANDERS CORPORATION

By:

Name:	Robert R. Amerson
Title:	CEO

FLANDERS/PRECISIONAIRE CORP.

By:

Name:	Robert R. Amerson
Title:	CEO

FLANDERS FILTERS, INC.

By:

Name:	Robert R. Amerson
Title:	CEO

FLANDERS/CSC CORPORATION

By:

Name:	Robert R. Amerson
Title:	CEO

[Signatures continued on following page.]

Eleventh Amendment (Flanders)

PRECISIONAIRE, INC.

By:

Name:	Robert R. Amerson
Title:	CEO

PRECISIONAIRE OF UTAH, INC.

By:

Name:	Robert R. Amerson
Title:	CEO

ECO-AIR PRODUCTS, INC.

By:

Name:	Robert R. Amerson
Title:	CEO

AIR SEAL FILTER HOUSINGS, INC.

By:

Name:	Robert R. Amerson
Title:	CEO

FLANDERS REALTY CORP.

By:

Name:	Robert R. Amerson
Title:	CEO

[Signatures continued on following page.]

Eleventh Amendment (Flanders)

Accepted in Atlanta, Georgia:

BANK OF AMERICA, N.A. (“Lender”)

By:

Name:	James C. Wells
Title:	Vice President

Eleventh Amendment (Flanders)

CONSENT AND REAFFIRMATION

          Each of the undersigned guarantors of the Obligations of Borrowers at any time owing to Lender hereby (i) acknowledges receipt of a copy of the foregoing Eleventh Amendment to Loan and Security Agreement; (ii) consents to Borrowers’ execution and delivery thereof and of the other documents, instruments or agreements Borrowers agree to execute and deliver pursuant thereto; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

          IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation as of the date of such Eleventh Amendment to Loan and Security Agreement.

GUARANTORS:

FLANDERS INTERNATIONAL PTE LTD

By:

Name:	Robert R. Amerson
Title:	CEO

AIRSEAL WEST, INC.

By:

Name:	Robert R. Amerson
Title:	CEO

FLANDERS-VIRGINIA, INC. (f/k/a Tidewater Air Filter Fabrication Company, Inc.)

By:

Name:	Robert R. Amerson
Title:	CEO

FLANDERS AIRIA TECHNOLOGIES, INC.

By:

Name:	Robert R. Amerson
Title:	CEO

[Signatures continued on following page.]

Eleventh Amendment (Flanders)

AIRPURE FILTER SALES AND SERVICE, INC.

By:

Name:	Robert R. Amerson
Title:	CEO

SUPERIOR DIECUTTING, INC.

By:

Name:	Robert R. Amerson
Title:	Partner

FLANDERS-RICHMOND, INC. (f/k/a/ Bio-Tec, Inc.)

By:

Name:	Robert R. Amerson
Title:	CEO

GLOBAL CONTAINMENT SYSTEMS, INC.

By:

Name:	Robert R. Amerson
Title:	CEO

Eleventh Amendment (Flanders)

FLANDERS CORPORATION

SECRETARY’S CERTIFICATE

OF

BOARD OF DIRECTORS RESOLUTIONS

          I, Debra E. Hill, DO HEREBY CERTIFY, that I am the Secretary of FLANDERS CORPORATION (the “Corporation”), a corporation duly organized and existing under and by virtue of the laws of the State of North Carolina and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of September 20, 2007; and that said resolutions are still in full force and effect:

          RESOLVED, that the Chairman of the Board, President, Chief Financial Officer, Chief Operating Officer, any Vice President, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to BANK OF AMERICA, N.A. (“Lender”) (1) an Eleventh Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated October 18, 2002,among the Corporation, the other borrowers named therein and Lender (as at any time amended, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Lender.

          RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by Robert R. Amerson, CEO, any other officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

          RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

          I DO FURTHER CERTIFY that Robert R. Amerson is the CEO of the Corporation and Debra E. Hill is the Secretary of the Corporation and each is duly elected, qualified and acting as such, respectively.

Eleventh Amendment (Flanders)

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation, on September 20, 2007.

Secretary

[CORPORATE SEAL]

          I, Robert R. Amerson, CEO of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that Debra E. Hill is Secretary of the Corporation and is duly authorized to attest to the passage of said resolutions.

CEO

Eleventh Amendment (Flanders)

FLANDERS/PRECISIONAIRE CORP.

SECRETARY’S CERTIFICATE

OF

BOARD OF DIRECTORS RESOLUTIONS

          I, Debra E. Hill, DO HEREBY CERTIFY, that I am the Secretary of FLANDERS/PRECISIONAIRE CORP. (the “Corporation”), a corporation duly organized and existing under and by virtue of the laws of the State of North Carolina and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of September 20, 2007; and that said resolutions are still in full force and effect:

          RESOLVED, that the Chairman of the Board, President, any Vice President, Treasurer, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to BANK OF AMERICA, N.A. (“Lender”) (1) an Eleventh Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated October 18, 2002,among the Corporation, the other borrowers named therein and Lender (as at any time amended, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Lender.

          RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by Robert R. Amerson, CEO, any other officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

          RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

          I DO FURTHER CERTIFY that Robert R. Amerson is the CEO of the Corporation and Debra E. Hill is the Secretary of the Corporation and each is duly elected, qualified and acting as such, respectively.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation, on September 20, 2007.

__________________, Secretary

[CORPORATE SEAL]

          I, Robert R. Amerson, CEO of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that Debra E. Hill is Secretary of the Corporation and is duly authorized to attest to the passage of said resolutions.

CEO

Eleventh Amendment (Flanders/Precisionaire)

FLANDERS FILTERS, INC.

SECRETARY’S CERTIFICATE

OF

BOARD OF DIRECTORS RESOLUTIONS

          I, Debra E. Hill, DO HEREBY CERTIFY, that I am the Secretary of FLANDERS FILTERS, INC. (the “Corporation”), a corporation duly organized and existing under and by virtue of the laws of the State of North Carolina and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of September 20, 2007; and that said resolutions are still in full force and effect:

          RESOLVED, that the Chairman of the Board, President, any Vice President, Treasurer, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to BANK OF AMERICA, N.A. (“Lender”) (1) an Eleventh Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated October 18, 2002, among the Corporation, the other borrowers named therein and Lender (as at any time amended, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Lender.

          RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by Robert R. Amerson, CEO, any other officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

          RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

I DO FURTHER CERTIFY that Robert R. Amerson is the CEO of the Corporation and Debra E. Hill is the Secretary of the Corporation and each is duly elected, qualified and acting as such, respectively.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation, on September 20, 2007.

___________________________, Secretary

[CORPORATE SEAL]

          I, Robert R. Amerson, CEO of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that Debra E. Hill is Secretary of the Corporation and is duly authorized to attest to the passage of said resolutions.

CEO

Eleventh Amendment (Flanders/Filters)

FLANDERS/CSC CORPORATION

SECRETARY’S CERTIFICATE

OF

BOARD OF DIRECTORS RESOLUTIONS

          I, Debra E. Hill, DO HEREBY CERTIFY, that I am the Secretary of FLANDERS/CSC CORPORATION (the “Corporation”), a corporation duly organized and existing under and by virtue of the laws of the State of North Carolina and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of September 20, 2007; and that said resolutions are still in full force and effect:

          RESOLVED, that the Chairman of the Board, President, any Vice President, Treasurer, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to BANK OF AMERICA, N.A. (“Lender”) (1) an Eleventh Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated October 18, 2002, among the Corporation, the other borrowers named therein and Lender (as at any time amended, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Lender.

          RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by Robert R. Amerson, CEO, any other officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

          RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

I DO FURTHER CERTIFY that Robert R. Amerson is the CEO of the Corporation and Debra E. Hill is the Secretary of the Corporation and each is duly elected, qualified and acting as such, respectively.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation, on September 20, 2007.

______________________, Secretary

[CORPORATE SEAL]

          I, Robert R. Amerson, CEO of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that Debra E. Hill is Secretary of the Corporation and is duly authorized to attest to the passage of said resolutions.

CEO

Eleventh Amendment (Flanders/CSC)

PRECISIONAIRE, INC.

SECRETARY’S CERTIFICATE

OF

BOARD OF DIRECTORS RESOLUTIONS

          I, Debra E. Hill, DO HEREBY CERTIFY, that I am the Secretary of PRECISIONAIRE, INC. (the “Corporation”), a corporation duly organized and existing under and by virtue of the laws of the State of Florida and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of September 20, 2007; and that said resolutions are still in full force and effect:

          RESOLVED, that the Chairman of the Board, President, any Vice President, Treasurer, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to BANK OF AMERICA, N.A. (“Lender”) (1) an Eleventh Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated October 18, 2002,among the Corporation, the other borrowers named therein and Lender (as at any time amended, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Lender.

          RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by Robert R. Amerson, CEO, any other officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

          RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

          I DO FURTHER CERTIFY that Robert R. Amerson is the CEO of the Corporation and Debra E. Hill is the Secretary of the Corporation and each is duly elected, qualified and acting as such, respectively.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation, on September 20, 2007.

_____________________, Secretary

[CORPORATE SEAL]

I, Robert R. Amerson, CEO of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that Debra E. Hill is Secretary of the Corporation and is duly authorized to attest to the passage of said resolutions.

CEO

Eleventh Amendment (Flanders/Precisionaire)

PRECISIONAIRE OF UTAH, INC.

SECRETARY’S CERTIFICATE

OF

BOARD OF DIRECTORS RESOLUTIONS

          I, Debra E. Hill, DO HEREBY CERTIFY, that I am the Secretary of PRECISIONAIRE OF UTAH, INC. (the “Corporation”), a corporation duly organized and existing under and by virtue of the laws of the State of Utah and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of September 20, 2007; and that said resolutions are still in full force and effect:

          RESOLVED, that the Chairman of the Board, President, any Vice President, Treasurer, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to BANK OF AMERICA, N.A. (“Lender”) (1) an Eleventh Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated October 18, 2002, among the Corporation, the other borrowers named therein and Lender (as at any time amended, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Lender.

          RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by Robert R. Amerson, CEO, any other officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

          RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

          I DO FURTHER CERTIFY that Robert R. Amerson is the CEO of the Corporation and Debra E. Hill is the Secretary of the Corporation and each is duly elected, qualified and acting as such, respectively.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation, on September 20, 2007.

____________________________, Secretary

[CORPORATE SEAL]

          I, Robert R. Amerson, CEO of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that Debra E. Hill is Secretary of the Corporation and is duly authorized to attest to the passage of said resolutions.

CEO

Eleventh Amendment (Flanders/Precisionaire of Utah)

ECO-AIR PRODUCTS, INC.

SECRETARY’S CERTIFICATE

OF

BOARD OF DIRECTORS RESOLUTIONS

          I, Debra E. Hill, DO HEREBY CERTIFY, that I am the Secretary of ECO-AIR PRODUCTS, INC. (the “Corporation”), a corporation duly organized and existing under and by virtue of the laws of the State of California and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of September 20, 2007; and that said resolutions are still in full force and effect:

          RESOLVED, that the Chairman of the Board, President, any Vice President, Treasurer, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to BANK OF AMERICA, N.A. (“Lender”) (1) an Eleventh Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated October 18, 2002, among the Corporation, the other borrowers named therein and Lender (as at any time amended, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Lender.

          RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by Robert R. Amerson, CEO, any other officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

          RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

          I DO FURTHER CERTIFY that Robert R. Amerson is the CEO of the Corporation and Debra E. Hill is the Secretary of the Corporation and each is duly elected, qualified and acting as such, respectively.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation, on September 20, 2007.

______________________, Secretary

[CORPORATE SEAL]

          I, Robert R. Amerson, CEO of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that Debra E. Hill is Secretary of the Corporation and is duly authorized to attest to the passage of said resolutions.

CEO

Eleventh Amendment (Flanders/Eco-Air)

AIR SEAL FILTER HOUSINGS, INC.

SECRETARY’S CERTIFICATE

OF

BOARD OF DIRECTORS RESOLUTIONS

          I, Debra E. Hill, DO HEREBY CERTIFY, that I am the Secretary of AIR SEAL FILTER HOUSINGS, INC. (the “Corporation”), a corporation duly organized and existing under and by virtue of the laws of the State of Texas and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of September 20, 2007; and that said resolutions are still in full force and effect:

          RESOLVED, that the Chairman of the Board, President, any Vice President, Treasurer, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to BANK OF AMERICA, N.A. (“Lender”) (1) an Eleventh Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated October 18, 2002, among the Corporation, the other borrowers named therein and Lender (as at any time amended, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Lender.

          RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by Robert R. Amerson, CEO, any other officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

          RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

          I DO FURTHER CERTIFY that Robert R. Amerson is the CEO of the Corporation and Debra E. Hill is the Secretary of the Corporation and each is duly elected, qualified and acting as such, respectively.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation, on September 20, 2007.

_________________________________, Secretary

[CORPORATE SEAL]

          I, Robert R. Amerson, CEO of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that Debra E. Hill is Secretary of the Corporation and is duly authorized to attest to the passage of said resolutions.

CEO

Eleventh Amendment (Flanders/Air Seal)

FLANDERS REALTY CORP.

SECRETARY’S CERTIFICATE

OF

BOARD OF DIRECTORS RESOLUTIONS

          I, Debra E. Hill, DO HEREBY CERTIFY, that I am the Secretary of FLANDERS REALTY CORP. (the “Corporation”), a corporation duly organized and existing under and by virtue of the laws of the State of North Carolina and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of September 20, 2007; and that said resolutions are still in full force and effect:

          RESOLVED, that the Chairman of the Board, President, any Vice President, Treasurer, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to BANK OF AMERICA, N.A. (“Lender”) (1) an Eleventh Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated October 18, 2002, among the Corporation, the other borrowers named therein and Lender (as at any time amended, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Lender.

          RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by Robert R. Amerson, CEO, any other officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

          RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

          I DO FURTHER CERTIFY that Robert R. Amerson is the CEO of the Corporation and Debra E. Hill is the Secretary of the Corporation and each is duly elected, qualified and acting as such, respectively.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation, on September 20, 2007.

_________________________________, Secretary

[CORPORATE SEAL]

          I, Robert R. Amerson, CEO of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that Debra E. Hill is Secretary of the Corporation and is duly authorized to attest to the passage of said resolutions.

CEO

Eleventh Amendment (Flanders/Realty)